UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 2019

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	1-33377 (Commission File Number)	22-3351447 (I.R.S. Employer Identification No.)

630 Godwin Avenue Midland Park, NJ (Address of principal executive offices)	07432 (Zip Code)

Registrant’s telephone number, including area code: (201) 444-7100 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SSFN	Nasdaq Capital Market

Item 2.02. Results of Operations and Financial Condition

On April 30, 2019, Stewardship Financial Corporation (the "Corporation") issued a press release, furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference, announcing the Corporation’s financial results for the quarter ended March 31, 2019.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Corporation that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Corporation.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed":

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWARDSHIP FINANCIAL CORPORATION

Date: May 1, 2019

	By:	/s/ Claire M. Chadwick
		Name:	Claire M. Chadwick
		Title:	Executive Vice President and Chief Financial Officer